EXHIBIT 99.2

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Latressa Cox
202-752-6707

3905
January 19, 2007
Fannie Mae Announces First Quarter Common and Preferred Stock Dividends;
Company Also Will Redeem Preferred Stock Series J
WASHINGTON, DC – The Board of Directors of Fannie Mae (FNM/NYSE) today declared a first quarter dividend on the company’s common stock of forty cents ($0.40) per share, unchanged from the total common stock dividend paid in the fourth quarter of 2006. The Board also declared dividends on the company’s preferred stock in accordance with the terms of the preferred stock, and approved the redemption of all outstanding shares, with an aggregate stated value of $700 million, of the company’s Variable Rate Non-Cumulative Preferred Stock, Series J.

The dividend payments declared by the Board are as follows:
•	a dividend on its outstanding common stock of $0.40 per share;

•	a dividend on its outstanding preferred stock, Series D, of $0.65625 per share;

•	a dividend on its outstanding preferred stock, Series E, of $0.63750 per share;

•	a dividend on its outstanding preferred stock, Series F, of $0.5700 per share;

•	a dividend on its outstanding preferred stock, Series G, of $0.5738 per share;

•	a dividend on its outstanding preferred stock, Series H, of $0.7263 per share;

•	a dividend on its outstanding preferred stock, Series I, of $0.6719 per share;

•	a dividend on its outstanding preferred stock, Series K, as described below;

•	a dividend on its outstanding preferred stock, Series L, of $0.6406 per share;

•	a dividend on its outstanding preferred stock, Series M, of $0.5938 per share;

•	a dividend on its outstanding preferred stock, Series N, of $0.6875 per share;

•	a dividend on its outstanding preferred stock, Series O, of $0.8750 per share; and

•	a dividend on its outstanding Convertible Series 2004-1 preferred stock, of $1,343.75 per share.
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First Quarter Common Stock Dividend
Page Two
The dividend payment on the common stock will be made to registered holders of common stock as shown on the books of the corporation at the close of business on January 31, 2007, to be payable on February 26, 2007.
A dividend of $0.65625 per share will be paid to the registered holders of preferred stock, Series D, as shown on the books of the corporation at the close of business on March 15, 2007 for the period from and including December 31, 2006, to but excluding March 31, 2007, to be payable on March 31, 2007, which is a Saturday. Accordingly, dividend payments on the preferred stock Series D will be made on the next business day, Monday, April 2, 2007.
A dividend of $0.63750 per share will be paid to the registered holders of preferred stock, Series E, as shown on the books of the corporation at the close of business on March 15, 2007 for the period from and including December 31, 2006, to but excluding March 31, 2007, to be payable on March 31, 2007, which is a Saturday. Accordingly, dividend payments on the preferred stock, Series E will be made on the next business day, Monday, April 2, 2007.
A dividend of $0.5700 per share will be paid to the registered holders of preferred stock, Series F, as shown on the books of the corporation at the close of business on March 15, 2007 for the period from and including December 31, 2006, to but excluding March 31, 2007, to be payable on March 31, 2007, which is a Saturday. Accordingly, dividend payments on the preferred stock, Series F will be made on the next business day, Monday, April 2, 2007.
A dividend of $0.5738 per share will be paid to the registered holders of preferred stock, Series G, as shown on the books of the corporation at the close of business on March 15, 2007 for the period from and including December 31, 2006, to but excluding March 31, 2007, to be payable on March 31, 2007, which is a Saturday. Accordingly, dividend payments on the preferred stock, Series G will be made on the next business day, Monday, April 2, 2007.
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First Quarter Common Stock Dividend
Page Three
A dividend of $0.7263 per share will be paid to the registered holders of preferred stock, Series H, as shown on the books of the corporation at the close of business on March 15, 2007 for the period from and including December 31, 2006, to but excluding March 31, 2007, to be payable on March 31, 2007, which is a Saturday. Accordingly, dividend payments on the preferred stock, Series H will be made on the next business day, Monday, April 2, 2007.
A dividend of $0.6719 per share will be paid to the registered holders of preferred stock, Series I, as shown on the books of the corporation at the close of business on March 15, 2007 for the period from and including December 31, 2006, to but excluding March 31, 2007, to be payable on March 31, 2007, which is a Saturday. Accordingly, dividend payments on the preferred stock, Series I will be made on the next business day, Monday, April 2, 2007.
A dividend will be paid to the registered holders of preferred stock, Series K, as shown on the books of the corporation at the close of business on March 20, 2007 which will accrue at a per annum rate of (i) 5.396 percent for the period from and including December 31, 2006 to but excluding March 18, 2007 and (ii) the Swap Rate (as defined in the Series K Certificate of Designation) plus 1.33 percent (subject to a cap of 8.000 percent per annum) for the period from and including March 18, 2007 to but excluding March 31, 2007, to be payable on March 31, 2007, which is a Saturday. Accordingly, dividend payments on the preferred stock, Series K will be made on the next business day, Monday, April 2, 2007. The corporation will announce the Series K dividend amount for the first quarter when the corporation determines the Series K dividend rate (which resets on March 18, 2007) for the period from and including March 18, 2007 to but excluding March 31, 2007.
A dividend of $0.6406 per share will be paid to the registered holders of preferred stock, Series L, as shown on the books of the corporation at the close of business on March 15, 2007, for the period from and including December 31, 2006, to but excluding March 31, 2007, to be payable on March 31, 2007, which is a Saturday. Accordingly, dividend payments on the preferred stock, Series L will be made on the next business day, Monday, April 2, 2007.
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First Quarter Common Stock Dividend
Page Four
A dividend of $0.5938 per share will be paid to the registered holders of preferred stock, Series M, as shown on the books of the corporation at the close of business on March 15, 2007, for the period from and including December 31, 2006, to but excluding March 31, 2007, to be payable on March 31, 2007, which is a Saturday. Accordingly, dividend payments on the preferred stock, Series M will be made on the next business day, Monday, April 2, 2007.
A dividend of $0.6875 per share will be paid to the registered holders of preferred stock, Series N, as shown on the books of the corporation at the close of business on March 15, 2007, for the period from and including December 31, 2006, to but excluding March 31, 2007, to be payable on March 31, 2007, which is a Saturday. Accordingly, dividend payments on the preferred stock, Series N will be made on the next business day, Monday, April 2, 2007.
A dividend of $0.8750 per share will be paid to the registered holders of preferred stock, Series O, as shown on the books of the corporation at the close of business on March 15, 2007, for the period from and including December 31, 2006, to but excluding March 31, 2007, to be payable on March 31, 2007, which is a Saturday. Accordingly, dividend payments on the preferred stock, Series O will be made on the next business day, Monday, April 2, 2007.
A dividend of $1,343.75 per share will be paid to the registered holders of Convertible Series 2004-1 preferred stock, as shown on the books of the corporation at the close of business on March 15, 2007, for the period from and including December 31, 2006, to but excluding March 31, 2007, to be payable on March 31, 2007, which is a Saturday. Accordingly, dividend payments on the Convertible Series 2004-1 preferred stock will be made on the next business day, Monday, April 2, 2007.
The preferred stock dividends were declared in accordance with their respective Certificates of Designation of Terms, all of which are available on the company’s Web site, www.fanniemae.com.
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First Quarter Common Stock Dividend
Page Five
The Board also announced that it will redeem all of the outstanding shares of preferred stock, Series J, in accordance with the Certificate of Designation of Terms. The preferred stock Series J will be redeemed on February 28, 2007, at a redemption price of $50.5378 per share, which includes a stated value of $50 per share and $.5378 per share for accrued but unpaid dividends from and including December 31, 2006, to but excluding February 28, 2007. Computershare Trust Company, N.A., 250 Royall Street, Canton, Massachusetts, 02021 will act as the redemption agent. A Notice of Redemption will be mailed to holders of the preferred stock Series J next week.
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Fannie Mae is a New York Stock Exchange Company. It operates pursuant to a federal charter. Fannie Mae has pledged through its American Dream Commitment to expand access to homeownership for millions of first-time home buyers; help raise the minority homeownership rate to 55 percent; make homeownership and rental housing a success for millions of families at risk of losing their homes; and expand the supply of affordable housing where it is needed most. More information about Fannie Mae can be found on the Internet at http://www.fanniemae.com.